SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
                                (AMENDMENT NO. 1)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               SEPTEMBER 15, 2004

                              KANSAS CITY SOUTHERN
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


          DELAWARE                      1-4717                 44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
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               (Address of principal executive offices) (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
               ---------------------------------------------------
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

This amendment on Form 8-K/A is being filed to amend Kansas City Southern's Current Report on Form 8-K filed on September 17, 2004 which stated in Item 1.01 that Kansas City Southern ("KCS") and Grupo TMM, S.A. ("Grupo TMM") have agreed to amend the Acquisition Agreement, dated April 20, 2003, by and among KCS, KARA Sub, Inc., Grupo TMM, TMM Holdings, S.A. de C.V. and TMM Multimodal, S.A. de C.V. so as to extend the Termination Date (the date on which either party may terminate the Acquisition Agreement, if the transaction has not closed, by giving written notice of termination to the other party) from December 31, 2004 to June 15, 2005. The September 17, 2004 Form 8-K further stated that on September 15, 2004, counsel for KCS and Grupo TMM submitted to the panel of the International Centre for Dispute Resolution a joint stipulation and agreed form of award that will, upon adoption by the arbitration panel, effect the amendment. On September 20, the panel of the International Centre for Dispute Resolution ordered the Third Interim Award extending the Termination Date of the Acquisition Agreement to June 15, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Kansas City Southern


Date: September 24, 2004               By:       /s/ James S. Brook
                                           ---------------------------------
                                                   James S. Brook
                                            Vice President and Comptroller
                                            (Principal Accounting Officer)